Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FOURTH QUARTER
	2009			2008			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 16,551		100.0	$ 15,182		100.0	9.0
Cost of products sold	5,312		32.1	4,372		28.8	21.5
Selling, marketing and administrative expenses	5,629		34.0	5,665		37.3	(0.6)
Research expense	2,213		13.4	2,108		13.9	5.0
In-process research & development (IPR&D)	-		-	141		0.9
Interest (income)expense, net	81		0.5	17		0.1
Other (income)expense, net	(361)		(2.2)	(638)		(4.2)
Restructuring expense	1,073		6.5	-		-
Earnings before provision for taxes on income	2,604		15.7	3,517		23.2	(26.0)
Provision for taxes on income	398		2.4	803		5.3	(50.4)
Net earnings	$ 2,206		13.3	$ 2,714		17.9	(18.7)

Net earnings per share (Diluted)	$ 0.79			$ 0.97			(18.6)

Average shares outstanding (Diluted)	2,796.5			2,801.6

Effective tax rate	15.3%			22.8%

Adjusted earnings before provision for taxes and net earnings (A)
Earnings before provision for taxes on income	$ 3,404	(1)	20.6	$ 3,279	(2)	21.6	3.8
Net earnings	$ 2,846	(1)	17.2	$ 2,626	(2)	17.3	8.4
Net earnings per share (Diluted)	$ 1.02	(1)		$ 0.94	(2)		8.5
Effective tax rate	16.4%			19.9%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of restructuring expense of $1,186 million ($1,073 million restructuring expense and $113 million related to restructuring included in cost of products sold), $852 million and $0.31 per share, respectively, and the exclusion of income from net litigation of $386 million, $212 million and $0.08 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $141 million with no tax benefit and $0.05 per share, respectively, and the exclusion of income from net litigation of $379 million, $229 million and $0.08 per share, respectively.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	TWELVE MONTHS
	2009			2008			Percent
			Percent			Percent	Increase
	Amount		to Sales	Amount		to Sales	(Decrease)
Sales to customers	$ 61,897		100.0	$ 63,747		100.0	(2.9)
Cost of products sold	18,447		29.8	18,511		29.1	(0.3)
Selling, marketing and administrative expenses	19,801		32.0	21,490		33.7	(7.9)
Research expense	6,986		11.3	7,577		11.9	(7.8)
In-process research & development (IPR&D)	-		-	181		0.3
Interest (income)expense, net	361		0.6	74		0.1
Other (income)expense, net	(526)		(0.8)	(1,015)		(1.6)
Restructuring expense	1,073		1.7	-		-
Earnings before provision for taxes on income	15,755		25.4	16,929		26.5	(6.9)
Provision for taxes on income	3,489		5.6	3,980		6.2	(12.3)
Net earnings	$ 12,266		19.8	$ 12,949		20.3	(5.3)

Net earnings per share (Diluted)	$ 4.40			$ 4.57			(3.7)

Average shares outstanding (Diluted)	2,789.1			2,835.6

Effective tax rate	22.1%			23.5%

Adjusted earnings before provision for taxes and net earnings (A)
Earnings before provision for taxes on income	$ 16,555	(1)	26.7	$ 16,731	(2)	26.2	(1.1)
Net earnings	$ 12,906	(1)	20.9	$ 12,901	(2)	20.2	-
Net earnings per share (Diluted)	$ 4.63	(1)		$ 4.55	(2)		1.8
Effective tax rate	22.0%			22.9%

(1) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of restructuring expense of $1,186 million ($1,073 million restructuring expense and $113 million related to restructuring included in cost of products sold), $852 million and $0.31 per share, respectively, and the exclusion of income from fourth quarter net litigation of $386 million, $212 million and $0.08 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of IPR&D of $181 million with no tax benefit and $0.06 per share, respectively, and the exclusion of income from fourth quarter net litigation of $379 million, $229 million and $0.08 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development activities (including IPR&D at acquisition or upon attainment of milestones and any extraordinary expenses), strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, or amortization of purchased intangibles, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER*
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,712	1,655	3.4%	3.4	-
International	2,537	2,200	15.3	6.5	8.8
	4,249	3,855	10.2	5.2	5.0

Pharmaceutical
U.S.	3,338	3,430	(2.7)	(2.7)	-
International	2,655	2,255	17.7	8.0	9.7
	5,993	5,685	5.4	1.6	3.8

Med Devices & Diagnostics
U.S.	2,817	2,582	9.1	9.1	-
International	3,492	3,060	14.1	4.9	9.2
	6,309	5,642	11.8	6.8	5.0

U.S.	7,867	7,667	2.6	2.6	-
International	8,684	7,515	15.6	6.4	9.2
Worldwide	$16,551	15,182	9.0%	4.5	4.5

*Fourth Quarter 2009 includes fourteen weeks and 2008 includes thirteen weeks.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS**
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 6,837	6,937	(1.4)%	(1.4)	-
International	8,966	9,117	(1.7)	4.7	(6.4)
	15,803	16,054	(1.6)	2.0	(3.6)

Pharmaceutical
U.S.	13,041	14,831	(12.1)	(12.1)	-
International	9,479	9,736	(2.6)	3.0	(5.6)
	22,520	24,567	(8.3)	(6.1)	(2.2)

Med Devices & Diagnostics
U.S.	11,011	10,541	4.5	4.5	-
International	12,563	12,585	(0.2)	4.0	(4.2)
	23,574	23,126	1.9	4.2	(2.3)

U.S.	30,889	32,309	(4.4)	(4.4)	-
International	31,008	31,438	(1.4)	3.9	(5.3)
Worldwide	$61,897	63,747	(2.9)%	(0.3)	(2.6)

**Twelve Months 2009 includes fifty-three weeks and 2008 includes fifty-two weeks.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FOURTH QUARTER*
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 7,867	7,667	2.6%	2.6	-

Europe	4,412	3,851	14.6	5.1	9.5
Western Hemisphere excluding U.S.	1,541	1,187	29.8	19.0	10.8
Asia-Pacific, Africa	2,731	2,477	10.3	2.3	8.0
International	8,684	7,515	15.6	6.4	9.2

Worldwide	$ 16,551	15,182	9.0%	4.5	4.5

*Fourth Quarter 2009 includes fourteen weeks and 2008 includes thirteen weeks.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	TWELVE MONTHS**
			Percent Change
	2009	2008	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 30,889	32,309	(4.4)%	(4.4)	-

Europe	15,934	16,782	(5.1)	2.1	(7.2)
Western Hemisphere excluding U.S.	5,156	5,173	(0.3)	8.8	(9.1)
Asia-Pacific, Africa	9,918	9,483	4.6	4.4	0.2
International	31,008	31,438	(1.4)	3.9	(5.3)

Worldwide	$ 61,897	63,747	(2.9)%	(0.3)	(2.6)

**Twelve Months 2009 includes fifty-three weeks and 2008 includes fifty-two weeks.

	REPORTED SALES vs. PRIOR PERIOD
	$MM

	FOURTH QUARTER
			% Change
	2009	2008	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	378	343	10.2%	10.2%	-
Intl	572	501	14.2%	6.7%	7.5%
WW	950	844	12.6%	8.1%	4.5%

BABY CARE
US	106	109	(2.8%)	(2.8%)	-
Intl	468	414	13.0%	5.0%	8.0%
WW	574	523	9.8%	3.4%	6.4%

ORAL CARE
US	167	192	(13.0%)	(13.0%)	-
Intl	241	204	18.1%	9.1%	9.0%
WW	408	396	3.0%	(1.7%)	4.7%

OTC/NUTRITIONALS
US	807	762	5.9%	5.9%	-
Intl	767	694	10.5%	2.2%	8.3%
WW	1,574	1,456	8.1%	4.2%	3.9%

WOMEN'S HEALTH
US	135	148	(8.8%)	(8.8%)	-
Intl	354	288	22.9%	12.4%	10.5%
WW	489	436	12.2%	5.2%	7.0%

WOUND CARE / OTHER
US	119	101	17.8%	17.8%	-
Intl	135	99	36.4%	20.2%	16.2%
WW	254	200	27.0%	20.0%	7.0%

TOTAL CONSUMER
US	1,712	1,655	3.4%	3.4%	-
Intl	2,537	2,200	15.3%	6.5%	8.8%
WW	4,249	3,855	10.2%	5.2%	5.0%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

TWELVE MONTHS
% Change
	2009	2008	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

SKIN CARE
US	1,582	1,462	8.2%	8.2%	-
Intl	1,885	1,919	(1.8%)	3.9%	(5.7%)
WW	3,467	3,381	2.5%	5.7%	(3.2%)

BABY CARE
US	414	449	(7.8%)	(7.8%)	-
Intl	1,701	1,765	(3.6%)	1.7%	(5.3%)
WW	2,115	2,214	(4.5%)	(0.2%)	(4.3%)

ORAL CARE
US	716	780	(8.2%)	(8.2%)	-
Intl	853	844	1.1%	8.6%	(7.5%)
WW	1,569	1,624	(3.4%)	0.5%	(3.9%)

OTC/NUTRITIONALS
US	2,944	3,061	(3.8%)	(3.8%)	-
Intl	2,686	2,833	(5.2%)	1.9%	(7.1%)
WW	5,630	5,894	(4.5%)	(1.1%)	(3.4%)

WOMEN'S HEALTH
US	578	618	(6.5%)	(6.5%)	-
Intl	1,317	1,293	1.9%	8.4%	(6.5%)
WW	1,895	1,911	(0.8%)	3.6%	(4.4%)

WOUND CARE / OTHER
US	603	567	6.3%	6.3%	-
Intl	524	463	13.2%	19.9%	(6.7%)
WW	1,127	1,030	9.4%	12.2%	(2.8%)

TOTAL CONSUMER
US	6,837	6,937	(1.4%)	(1.4%)	-
Intl	8,966	9,117	(1.7%)	4.7%	(6.4%)
WW	15,803	16,054	(1.6%)	2.0%	(3.6%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

FOURTH QUARTER
% Change
2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	158	140	12.9%	12.9%	-
Intl	154	134	14.9%	2.7%	12.2%
WW	312	274	13.9%	8.0%	5.9%

CONCERTA
US	279	208	34.1%	34.1%	-
Intl	102	72	41.7%	31.2%	10.5%
WW	381	280	36.1%	33.4%	2.7%

DURAGESIC/FENTANYL TRANSDERMAL
US	53	72	(26.4%)	(26.4%)	-
Intl	180	200	(10.0%)	(19.4%)	9.4%
WW	233	272	(14.3%)	(21.2%)	6.9%

LEVAQUIN/FLOXIN
US	433	393	10.2%	10.2%	-
Intl	19	18	5.6%	1.7%	3.9%
WW	452	411	10.0%	9.8%	0.2%

PROCRIT/EPREX
US	308	318	(3.1%)	(3.1%)	-
Intl	268	242	10.7%	(0.3%)	11.0%
WW	576	560	2.9%	(1.9%)	4.8%

RAZADYNE/REMINYL
US	6	11	(45.5%)	(45.5%)	-
Intl	104	91	14.3%	2.0%	12.3%
WW	110	102	7.8%	(3.2%)	11.0%

REMICADE
US	758	672	12.8%	12.8%	-
US Exports (4)	375	209	79.4%	79.4%	-
Intl	5	5	-	(0.3%)	0.3%
WW	1,138	886	28.4%	28.4%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

TWELVE MONTHS
% Change
2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2)

ACIPHEX/PARIET
US	555	539	3.0%	3.0%	-
Intl	541	619	(12.6%)	(6.7%)	(5.9%)
WW	1,096	1,158	(5.4%)	(2.3%)	(3.1%)

CONCERTA
US	986	830	18.8%	18.8%	-
Intl	340	417	(18.5%)	(11.9%)	(6.6%)
WW	1,326	1,247	6.3%	8.5%	(2.2%)

DURAGESIC/FENTANYL TRANSDERMAL
US	216	271	(20.3%)	(20.3%)	-
Intl	672	765	(12.2%)	(8.3%)	(3.9%)
WW	888	1,036	(14.3%)	(11.4%)	(2.9%)

LEVAQUIN/FLOXIN
US	1,478	1,510	(2.1%)	(2.1%)	-
Intl	72	81	(11.1%)	1.6%	(12.7%)
WW	1,550	1,591	(2.6%)	(2.0%)	(0.6%)

PROCRIT/EPREX
US	1,258	1,332	(5.6%)	(5.6%)	-
Intl	987	1,128	(12.5%)	(7.1%)	(5.4%)
WW	2,245	2,460	(8.7%)	(6.2%)	(2.5%)

RAZADYNE/REMINYL
US	36	134	(73.1%)	(73.1%)	-
Intl	379	407	(6.9%)	(0.5%)	(6.4%)
WW	415	541	(23.3%)	(18.5%)	(4.8%)

REMICADE
US	3,088	2,810	9.9%	9.9%	-
US Exports (4)	1,196	927	29.0%	29.0%	-
Intl	20	11	81.8%	78.8%	3.0%
WW	4,304	3,748	14.8%	14.8%	-

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

FOURTH QUARTER
% Change
2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (Continued)

RISPERDAL/RISPERIDONE
US	24	91	(73.6%)	(73.6%)	-
Intl	169	194	(12.9%)	(20.9%)	8.0%
WW	193	285	(32.3%)	(37.8%)	5.5%

RISPERDAL CONSTA
US	133	117	13.7%	13.7%	-
Intl	266	202	31.7%	20.6%	11.1
WW	399	319	25.1%	18.1%	7.0

TOPAMAX
US	89	576	(84.5%)	(84.5%)	-
Intl	103	104	(1.0%)	(11.7%)	10.7%
WW	192	680	(71.8%)	(73.4%)	1.6%

VELCADE
US	-	-	-	-	-
Intl	281	208	35.1%	26.5%	8.6%
WW	281	208	35.1%	26.5%	8.6%

OTHER
US	722	623	15.9%	15.9%	-
Intl	1,004	785	27.9%	19.1%	8.8%
WW	1,726	1,408	22.6%	17.7%	4.9%

TOTAL PHARMACEUTICAL
US	3,338	3,430	(2.7%)	(2.7%)	-
Intl	2,655	2,255	17.7%	8.0%	9.7%
WW	5,993	5,685	5.4%	1.6%	3.8%

MAJOR NEW PHARMACEUTICAL PRODUCTS (5)

PREZISTA
US	88	50	76.0%	76.0%	-
Intl	91	43	111.6%	98.7%	12.9%
WW	179	93	92.5%	86.5%	6.0%

INVEGA
US	72	70	2.9%	2.9%	-
Intl	34	25	36.0%	23.8%	12.2%
WW	106	95	11.6%	8.4%	3.2%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

TWELVE MONTHS
% Change
2009	2008	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (Continued)

RISPERDAL/RISPERIDONE
US	247	1,287	(80.8%)	(80.8%)	-
Intl	652	839	(22.3%)	(21.2%)	(1.1%)
WW	899	2,126	(57.7%)	(57.3%)	(0.4%)

RISPERDAL CONSTA
US	519	456	13.8%	13.8%	-
Intl	906	853	6.2%	14.5%	(8.3%)
WW	1,425	1,309	8.9%	14.3%	(5.4%)

TOPAMAX
US	731	2,250	(67.5%)	(67.5%)	-
Intl	420	481	(12.7%)	(5.3%)	(7.4%)
WW	1,151	2,731	(57.9%)	(56.6%)	(1.3%)

VELCADE
US	-	4	(100.0%)	(100.0%)	-
Intl	933	783	19.2%	26.7%	(7.5%)
WW	933	787	18.6%	26.0%	(7.4%)

OTHER
US	2,731	2,481	10.1%	10.1%	-
Intl	3,557	3,352	6.1%	11.4%	(5.3%)
WW	6,288	5,833	7.8%	10.8%	(3.0%)

TOTAL PHARMACEUTICAL
US	13,041	14,831	(12.1%)	(12.1%)	-
Intl	9,479	9,736	(2.6%)	3.0%	(5.6%)
WW	22,520	24,567	(8.3%)	(6.1%)	(2.2%)

MAJOR NEW PHARMACEUTICAL PRODUCTS (5)

PREZISTA
US	303	159	90.6%	90.6%	-
Intl	289	175	65.1%	77.0%	(11.9%)
WW	592	334	77.2%	83.4%	(6.2%)

INVEGA
US	266	262	1.5%	1.5%	-
Intl	127	64	98.4%	111.7%	(13.3%)
WW	393	326	20.6%	23.2%	(2.6%)

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

FOURTH QUARTER
% Change
2009	2008	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (6)
US	240	236	1.7%	1.7%	-
Intl	457	448	2.0%	(5.8%)	7.8%
WW	697	684	1.9%	(3.2%)	5.1%

DEPUY
US	828	744	11.3%	11.3%	-
Intl	645	546	18.1%	8.3%	9.8%
WW	1,473	1,290	14.2%	10.1%	4.1%

DIABETES CARE
US	313	275	13.8%	13.8%	-
Intl	342	304	12.5%	2.9%	9.6%
WW	655	579	13.1%	8.0%	5.1%

ETHICON
US	458	363	26.2%	26.2%	-
Intl	651	555	17.3%	7.5%	9.8%
WW	1,109	918	20.8%	14.8%	6.0%

ETHICON ENDO-SURGERY
US	532	515	3.3%	3.3%	-
Intl	724	602	20.3%	10.5%	9.8%
WW	1,256	1,117	12.4%	7.0%	5.4%

ORTHO-CLINICAL DIAGNOSTICS
US	258	248	4.0%	4.0%	-
Intl	243	204	19.1%	10.6%	8.5%
WW	501	452	10.8%	6.9%	3.9%

VISION CARE
US	188	201	(6.5%)	(6.5%)	-
Intl	430	401	7.2%	(0.7%)	7.9%
WW	618	602	2.7%	(2.6%)	5.3%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,817	2,582	9.1%	9.1%	-
Intl	3,492	3,060	14.1%	4.9%	9.2%
WW	6,309	5,642	11.8%	6.8%	5.0%

Note: See footnotes at end of schedule

REPORTED SALES vs. PRIOR PERIOD
$MM

TWELVE MONTHS
% Change
2009	2008	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2) (3)

CORDIS (6)
US	971	1,165	(16.7%)	(16.7%)	-
Intl	1,708	1,823	(6.3%)	(4.4%)	(1.9%)
WW	2,679	2,988	(10.3%)	(9.1%)	(1.2%)

DEPUY
US	3,096	2,873	7.8%	7.8%	-
Intl	2,276	2,263	0.6%	7.2%	(6.6%)
WW	5,372	5,136	4.6%	7.5%	(2.9%)

DIABETES CARE
US	1,221	1,265	(3.5%)	(3.5%)	-
Intl	1,219	1,270	(4.0%)	0.8%	(4.8%)
WW	2,440	2,535	(3.7%)	(1.3%)	(2.4%)

ETHICON
US	1,754	1,450	21.0%	21.0%	-
Intl	2,368	2,390	(0.9%)	4.5%	(5.4%)
WW	4,122	3,840	7.3%	10.7%	(3.4%)

ETHICON ENDO-SURGERY
US	1,974	1,901	3.8%	3.8%	-
Intl	2,518	2,385	5.6%	10.6%	(5.0%)
WW	4,492	4,286	4.8%	7.6%	(2.8%)

ORTHO-CLINICAL DIAGNOSTICS
US	1,104	997	10.7%	10.7%	-
Intl	859	844	1.8%	6.3%	(4.5%)
WW	1,963	1,841	6.6%	8.6%	(2.0%)

VISION CARE
US	891	890	0.1%	0.1%	-
Intl	1,615	1,610	0.3%	-	0.3%
WW	2,506	2,500	0.2%	0.1%	0.1%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	11,011	10,541	4.5%	4.5%	-
Intl	12,563	12,585	(0.2%)	4.0%	(4.2%)
WW	23,574	23,126	1.9%	4.2%	(2.3%)

(1) Operational growth excludes the effect of currency.
(2) Select areas (unaudited).
(3) Prior year amounts have been reclassified to conform with current presentation.
(4) Reported in U.S. sales.
(5) Included in Other.
(6) Includes sales of Drug-Eluting Stents for Q4 2009 of $56, $167 and $223MM Domestic, International and Worldwide, respectively.
Includes sales of Drug-Eluting Stents for Q4 2008 of $70, $202 and $272MM Domestic, International and Worldwide, respectively.
Includes sales of Drug-Eluting Stents for December YTD 2009 of $245, $674 and $919MM Domestic, International and Worldwide,
respectively.
Includes sales of Drug-Eluting Stents for December YTD 2008 of $503, $852 and $1,355MM Domestic, International and Worldwide,
respectively.